# CLOSING AGREEMENT

THIS AGREEMENT is made and entered into this 3rd day of June, 2011, and between PEARLBRITE CONCEPTS, INC., a Florida Corporation, hereinafter referred to as the "BUYER", and PEARL WHITE PROFESSIONAL TEETH WHITENING LLC, a Florida Limited Liability Company, hereinafter referred to as "SELLER", and NATALIE M. BURNS, ESQUIRE of NATALIE M. BURNS, P.L., the "Closing Agent".

## WITNESSETH:

In consideration of the mutual promises and covenants set forth herein, the BUYER and SELLER agree to the following terms and conditions:

1. BUYER and SELLER hereby acknowledge that all figures supplied to NATALIE M. BURNS, P.L. and NATALIE M. BURNS, ESQUIRE to enable Closing Agent to prepare the closing documents, including the closing statement, are accurate, and that the CLOSING AGENT is not liable for any variance between the amounts provided by the parties hereto and the amounts actually owed or existing.

2. An examination of SELLER'S financial records have been performed by the BUYER prior to this closing and the BUYER has found the same to be satisfactory and in accordance with the terms of the Business Sale Offer and Acceptance Agreement dated May 27, 2011, hereinafter referred to as the "Contract". All conditions precedent to the enforceability of said contract have occurred, been performed, been waived, or been forgiven. Seller warrants the accuracy of its financial records.

3. Furthermore, if applicable, the parties acknowledge that the CLOSING AGENT is not liable for the proration and payment of any utility bills or taxes. The Seller agrees that it shall pay all amounts outstanding prorated through its period of ownership or liabilities that related to the period before closing within Ten (10) days of receipt of written notice. Seller states that all amounts outstanding through the closing date were paid.

4. BUYER and SELLER have made arrangements for the orderly substitution of the BUYER'S name on the telephone number accounts, if any, and any web accounts, to insure its uninterrupted use.

5. All employees have been paid all sums due for labor and services rendered prior to and including the date hereof, as have all Local, Federal and State taxes, including all sales taxes due up to the date of closing and contribution obligations for employment taxes, and otherwise.

6. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. The parties hereto shall execute and deliver such further and additional instruments, agreements and documents as may be reasonably necessary to evidence or carry out the provisions of this Agreement.

7. This Agreement and resulting transactions shall be governed by the laws of the State of

Florida. In the event of litigation, venue shall be in Broward County, Florida and the prevailing party shall be entitled to the award of its reasonable attorneys' fees and costs.

8. The BUYER expressly acknowledges that the BUYER is an experienced investor and is sufficiently experienced to determine the risks inherent in this transaction. Further, the BUYER acknowledges that all or a part of the investment could be lost, and knowingly accepts that risk without duress or coercion, provided that the Seller's representations and warranties are true, accurate and correct to the best of Seller's knowledge.

9. It is agreed by and between all parties hereto that neither Natalie M. Burns, P.L. nor Natalie M. Burns, Esquire, represented nor warranted the truth or accuracy of the facts, figures, books, records, memoranda, financial information, or other information of any nature or kind concerning the business operations of the SELLER, and shall in no way be liable to any party hereto if said information proves to be incorrect, false, untrue, misleading or fraudulent.

10. The parties hereto have sought, prior to the execution of the closing documents, all accounting, and investment advice from their respective accountants or investment counselors and said parties have received no accounting or investment advice from the CLOSING AGENT, Natalie M. Burns, P.L., nor Natalie M. Burns, Esquire. The service performed by the attorney hereto in this regard was no more than that of a conduit for the exchange of information by and between the parties. **Neither the Seller or Buyer were represented in this transaction, both parties were advised to seek counsel and both parties declined to do so.**

11. In the event that any error, omission or mistake requires the payment of monies, the undersigned parties hereby agree to pay the amount due within three days of receiving notice thereof, and the undersigned agrees to indemnify and hold the Closing Agent harmless from all liability in acting as the escrow agent thereunder. In the event Closing Agent is required to hire an Attorney to enforce the provisions of this agreement, the undersigned agrees to pay all costs of collection, including reasonable attorneys fees, costs, whether or not suit is brought.

12. Seller and Buyer agree to cooperate promptly in the correction/and or completion of any documents and/or re-prorations, reimbursements or other payment adjustments necessary to consummate the closing of the transaction, which may be determined subsequent to the closing, and/or as may be deemed necessary to the parties to give effect to the intention of the parties pursuant to the terms of the Business Sale Offer and Acceptance Agreement dated May 27, 2011.

14. Seller shall convey all assets to the Buyer in "good working order" on the Closing date.

The undersigned acknowledge the foregoing and have been advised of the CLOSING AGENT'S role in the transaction and the limitations of her liability as set out above, this 3rd day of June, 2011.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the day and year first above written.

SELLER:

PEARL WHITE PROFESSIONAL TEETH WHITENING LLC,

By: ______________________________
JONATHON ENDE, MGR

BUYER:

PEARLBRITE CONCEPTS, INC.,

BY: ______________________________
LEONARD TUCKER, PRESIDENT

CLOSING AGENT: NATALIE M. BURNS, ESQUIRE OF NATALIE M. BURNS, P.L.,

By: ______________________________
NATALIE M. BURNS, ESQUIRE
FOR THE FIRM